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                                                                    EXHIBIT 4.1

                               SUCCESSORIES, INC.
                            RIGHTS EXERCISE AGREEMENT
                              CUSIP NO. 864591 10 2

     THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE
PROSPECTUS OF SUCCESSORIES, INC. (THE "COMPANY") DATED _______________, 2000
(THE "PROSPECTUS") AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE
PROSPECTUS ARE AVAILABLE UPON REQUEST FROM THE COMPANY.

     THIS RIGHTS EXERCISE AGREEMENT MUST BE RECEIVED BY ILLINOIS STOCK
TRANSFER COMPANY AS THE EXERCISE AGENT WITH PAYMENT IN FULL BY 5:00 P.M., NEW
YORK CITY TIME, ON ________________, 2000 UNLESS EXTENDED BY THE COMPANY TO A
DATE NOT LATER THAN SEPTEMBER 30, 2000.

     The rights which are exercisable by this Rights Exercise Agreement may be exercised by duly completing FORM 1 (recordholders) or may be exercised through a bank or broker ("Street Name" or beneficial holders) by duly completing FORM 2. Rightsholders are advised to review the Prospectus, copies of which are available from Illinois Stock Transfer Company as the exercise agent, before exercising their rights. IMPORTANT: Complete the appropriate form and SIGN as noted.

                                      SUCCESSORIES, INC.

                                      By: --------------------------------------

     AN EXERCISE OF RIGHTS EVIDENCED HEREBY IS IRREVOCABLE.

     FORM 1 - RIGHTS EXERCISE AND SUBSCRIPTION: The undersigned stockholder of record hereby irrevocably exercises _____ rights to subscribe for shares of common stock as indicated below, on the terms and subject to the conditions specified in the Prospectus, receipt of which is hereby acknowledged.

     (a) Number of shares of common stock or common stock equivalent that you own: ---------------------------------------------
          (please see your number of shares in the upper right hand corner of the label below)

     (b) Number of rights granted (one right for each share of common stock or common stock equivalent) --------------------------

     (c) Number of rights exercised (3.2394 rights needed to subscribe for each full share): ---------------------------------------

     (d) Number of shares of common stock subscribed for (3.2394 rights needed for each full share; fractional shares will not be issued): ------------------------------------------------

     (e) Number of additional shares of common stock desired (any unsubscribed shares will be issued on a pro rata basis): -------

     (f) Total exercise price (number of shares of common stock subscribed for and desired times the exercise price of $2.00 per share): $ ------------------------------

     METHOD OF PAYMENT:  CHECK, BANK DRAFT OR MONEY ORDER PAYABLE TO ILLINOIS
STOCK TRANSFER COMPANY.  Amount:  $ -------------------

                                   IMPORTANT:
                            RECORDHOLDER(S) SIGN HERE
                        AND COMPLETE SUBSTITUTE FORM W-9


                                         ------------------------------------
                        [SIGN HERE]      (Signature(s) of Registered Holder(s))

                                         ------------------------------------

                                         Dated:  _________________, 2000

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificate representing shares of Successories, Inc. IF signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, agent(s), officer(s) or a corporation or another acting in a fiduciary or representative capacity, please provide the following information.)

                                         Name(s)

                                         -------------------------------------
                                         (Please Print)

                                         -------------------------------------

                                         Capacity ----------------------------

                                         Address -----------------------------
                                            (Including Zip Code)

                                         Area Code and
                                         Telephone Number --------------------
                                                                (Home)

                                                          --------------------
                                                               (Business)
                                         Tax Identification or
                                         Social Security No. -----------------
                                                (Complete Substitute Form W-9)

                                       1
                                                                     [SEE OVER]

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     FORM 2 - [FOR BENEFICIAL HOLDERS OF SHARES IN "STREET NAME" ONLY] TO
EXERCISE YOUR RIGHTS THROUGH YOUR BANK OR STOCK BROKER: Please print the name and address of your Bank or Broker as the Registered Holder of your shares in full below, sign and date as indicated, and make arrangements with your bank or broker for payment for the shares:

               Name: ________________________________________________
                              (Name of Bank or Broker)

               Address: _____________________________________________

               ______________________________________________________
               DTC Participant Number
               (if applicable) ______________________________________



                                   IMPORTANT:
                         BENEFICIAL HOLDER(S) SIGN HERE
                        AND COMPLETE SUBSTITUTE FORM W-9


                                         ______________________________________
                       [SIGN HERE]       (Signature(s) of Beneficial Holder(s))

                                         ______________________________________


                                         Dated:  _________________, 2000



        * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

     FORM 3 - SPECIAL DELIVERY INSTRUCTIONS: Name and/or address for mailing any stock certificate if other than shown on the Company's records:

                Name: ________________________________________

                Address: _____________________________________

                              _____________________
                              (including zip code)

                                        2

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PAYER'S NAME:    SUCCESSORIES, INC.

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
SUBSTITUTE      FORM W-9           PART 1-PLEASE PROVIDE       TIN: _____________________
                                   YOUR TIN ON THE LINE AT          Social Security Number or
                                   RIGHT AND CERTIFY BY             Employer Identification Number
                                   SIGNING AND DATING
                                   BELOW.

                                   ______________________________________________________
DEPARTMENT OF THE TREASURY         Name (Please Print)
INTERNAL REVENUE SERVICE
                                   _____________________
                                   Address                   PART 2-For Payees (i.e., corporations and
                                                             certain foreign individuals) exempt from
                                                             backup withholding, please write "exempt"
                                                             _____________________________
                                   ______________________
                                   City   State  Zip Code

PAYER'S REQUEST FOR TAXPAYER       PART 3-CERTIFICATION. UNDER PENALTIES OF PERJURY, I CERTIFY THAT (1)
IDENTIFICATION NUMBER ("TIN")      the number shown on this form is my correct taxpayer identification number
AND CERTIFICATION                  (or a TIN has not been issued to me but I have mailed or delivered an application to receive a TIN or will do so in the near future), (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "I.R.S.") that I am subject to backup withholding as a result of a failure  to report all interest or dividends or the I.R.S. has notified me that I am no longer subject to backup withholding, and (3) all other information provided on this form is true, correct and complete.

          [SIGN HERE]              SIGNATURE _________________________________________ DATE _______________
                                   You must cross out item (2) above if you have been notified by the I.R.S.
                                   that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the I.R.S. that you were subject to backup withholding, you received another notification from the I.R.S. that you are no longer subject to backup withholding, do not cross out item (2).


                * * * * * * * * * * * * * * * * * * * * * * * * *


RECORDHOLDERS:                PLEASE REMOVE THE INSTRUCTIONS/TAX INFORMATION PAGE THAT FOLLOWS AND RETURN THE RIGHTS
                              EXERCISE AGREEMENT AND FORM W-9 TO ILLINOIS STOCK TRANSFER COMPANY IN THE ENCLOSED
                              ENVELOPE.


"STREET NAME"/
BENEFICIAL HOLDERS:           PLEASE REMOVE THE INSTRUCTIONS/TAX INFORMATION PAGE AND RETURN THE RIGHTS EXERCISE
                              AGREEMENT AND FORM W-9 TO YOUR BROKER/BANK IN THE ENVELOPE PROVIDED BY YOUR
                              BROKER/BANK.

                                                 3
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                                  INSTRUCTIONS

1. DELIVERY OF RIGHTS EXERCISE AGREEMENT. This rights exercise agreement, duly completed and signed, must be used in connection with any exercise of rights and purchase of Successories common stock. A rights exercise agreement must be received by Illinois Stock Transfer Company as exercise agent, in reasonably satisfactory form, accompanied by the delivery of a check representing the exercise price per share of the shares purchased. The method of delivery of the rights exercise agreement for Successories common stock and other documents is at the option and risk of the stockholder. Exercise of rights for Successories common stock by mail or by overnight courier may be made to Illinois Stock Transfer Company as the exercise agent at the address indicated therefor on the first page of this rights exercise agreement. Delivery may also be made to the exercise agent in person at the address of 209 West Jackson, Suite 903, Chicago, Illinois 60606, from 8:30 a.m. to 4:30 p.m. local time, Monday through Friday.

2. INADEQUATE SPACE. If the space provided herein is inadequate, the name and address of the registered holder and the number of shares of Successories common stock represented by the rights exercise agreement should be listed on a separate signed schedule attached hereto.

3. SIGNATURES ON RIGHTS EXERCISE AGREEMENT. If any rights exercise agreement delivered herewith is related to rights owned of record by two or more joint owners, all such owners must sign the rights exercise agreement. If any shares of Successories common stock are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate rights exercise agreements as there are different registrations of ownership.

         If this rights exercise agreement is executed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and evidence reasonably satisfactory to the exercise agent of their authority so to act must be submitted.

4. STOCK TRANSFER TAXES. Successories will pay or cause to be paid any state stock transfer taxes applicable to the delivery of the Successories common stock.

5. VALIDITY OF EXERCISE; IRREGULARITIES. All questions as to validity, form and eligibility of any surrender, exercise of rights and subscription for shares of Successories common stock hereunder will be reasonably determined by Successories, and such determination shall be final and binding. Successories reserves the right to waive any irregularities or defects in the exercise of any right(s), and its interpretation of the terms and conditions of the rights offering and of this rights exercise agreement (including these instructions) with respect to such irregularities or defects shall be final and binding. A rights exercise will not be deemed to have been made until all irregularities have been cured or waived. The exercise agent shall return to the tendering holder(s), as soon as is reasonably practicable, any rights exercise agreement(s) that have not been properly tendered and as to which the irregularities or defects were not cured or waived.

6. SPECIAL DELIVERY INSTRUCTIONS. Indicate in the Special Delivery Instructions box the name and address of the person in whose name the certificate for the Successories common stock is to be delivered if the certificate is to be delivered to someone other than the person(s) signing this rights exercise agreement.

7. SUBSTITUTE FORM W-9. Each stockholder exercising rights is required to provide the exercise agent with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 and make the certification required on that form. Failure to provide the information on such form may subject such stockholder to 31% federal income tax withholding on future payments, if any, for the shares of common stock purchased. If the stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, Part 1 of Substitute Form W-9 may be completed by writing "Applied For" in the space for the TIN.

                                                                      [SEE OVER]

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                            IMPORTANT TAX INFORMATION

     Under federal income tax law, a stockholder purchasing Successories common stock upon the exercise of rights is required to provide the exercise agent with such stockholder's correct taxpayer identification number on Substitute Form W-9 and make the certification required on that form. If such stockholder is an individual, the taxpayer identification number is his social security number. If the exercise agent is not provided with the correct taxpayer identification number, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and any future payment made to such stockholder with respect to his certificate(s) may be subject to backup withholding.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements, although they may complete a Substitute Form W-9 to avoid possible erroneous backup withholding (in which case, they should write "exempt" in Part 2). In order for a foreign individual to qualify as an exempt recipient, that stockholder (or his/her transferee) must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status, such as a duly completed I.R.S. Form W-8. Such statement can be obtained from the exercise agent. See the enclosed guidelines for certification of taxpayer identification number on Substitute Form W-9 for additional information.

     If backup withholding applies, the exercise agent is required to withhold 31% of any payments made to the stockholder. Backup withholding is not additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in overpayment of taxes, a refund may be obtained from the I.R.S.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on any payment that is made to a Successories stockholder with respect to Successories common stock subscribed for such stockholder is required to notify the exercise agent of his correct taxpayer identification number by completing the form above certifying that the taxpayer identification number provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a taxpayer identification number) and that (1) the stockholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (2) the Internal Revenue Service has notified the stockholder that he is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXERCISE AGENT

     The stockholder is required to give the exercise agent the social security number or employee identification number of the record owner of the Successories common stock and preferred stock with respect the rights are exercised. If the shares are held in more than one name or are not in the name of the actual owner, consult the enclosed guidelines for certification of taxpayer identification number on Substitute Form W-9 for additional guidance on which number to report.

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY FUTURE PAYMENTS MADE TO YOU ON YOUR SUCCESSORIES SHARES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.